UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  _____________


                          FORM 8-K/A (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):    JULY 21, 2004
                                                 -------------------------------


                         DIAMOND OFFSHORE DRILLING, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        DELAWARE                       1-13926                 76-0321760
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
     of Incorporation)                                      Identification No.)


                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:   (281) 492-5300
                                                   -----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

EXPLANATORY NOTE
----------------

           This Amendment No. 1 to Current Report on Form 8-K/A amends the Current Report on Form 8-K previously filed by Diamond Offshore Drilling, Inc. on July 21, 2004 (the "Original Report") and is identical to the Original Report except for the correction of a typographical error in the amount of gain on sale of marketable securities for the six months ended June 30, 2004 presented on the Consolidated Statement of Operations contained in Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

           (c) Exhibits. The following exhibit is furnished as part of Item 12 of this Current Report on Form 8-K/A:

       Exhibit number          Description
       --------------          -----------

           99.1                Press release dated July 21, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

         On July 21, 2004, Diamond Offshore Drilling, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004. A copy of such press release is furnished herewith as Exhibit 99.1.

         The information furnished in this Current Report on Form 8-K/A, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" with the Securities and Exchange Commission and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DIAMOND OFFSHORE DRILLING, INC.


                                           By: /s/ William C. Long
                                               ---------------------------------
                                               William C. Long
                                               Vice President, General Counsel &
                                               Secretary

Dated:  July 21, 2004

                                  EXHIBIT INDEX


       Exhibit number          Description
       --------------          -----------

           99.1                Press release dated July 21, 2004